UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

UNITED STATES OF AMERICA	No.
v.
LAWSON PRODUCTS, INC.	Judge

AMENDMENT NO. 1 TO DEFERRED PROSECUTION AGREEMENT

Defendant LAWSON PRODUCTS, INC. (“LAWSON PRODUCTS”), a company headquartered in Des Plaines, Illinois, by its undersigned attorneys, pursuant to authority granted by its Board of Directors, and the UNITED STATES OF AMERICA, through PATRICK J. FITZGERALD, United States Attorney for the Northern District of Illinois, enter into this Amendment No. 1 dated July 31, 2009 to Deferred Prosecution Agreement (this “Amendment”), which shall apply to LAWSON PRODUCTS and all its affiliates and subsidiaries, including Drummond American Corporation and Cronatron Welding Systems, Inc. and which amends the Deferred Prosecution Agreement (the “Agreement”) dated as of August 11, 2008.

1. Paragraph 2 of the Agreement is hereby amended and restated to read in its entirety as follows:

“3. LAWSON PRODUCTS agrees to place a total of $30,000,000 in an escrow account to fund the payment of restitution and a civil forfeiture judgment as further set forth below. LAWSON PRODUCTS shall make the first $10,000,000 payment on or before the date that LAWSON PRODUCTS executes this Agreement. LAWSON PRODUCTS shall make a $5,000,000 payment on or before August 15, 2009 and a further $5,000,000 payment on or before December 31, 2009. LAWSON PRODUCTS shall make its final $10,000,000 payment on or before August 11, 2010. At any point, should a controlling interest in LAWSON PRODUCTS be sold, the remaining payments shall be accelerated and due at the closing of that sale.”

2.  This Amendment shall be considered an amendment to and a part of the Agreement.

3.  Except as specifically stated herein, all terms, covenants and conditions of the Agreement shall remain in full force and effect.

AGREED:

For LAWSON PRODUCTS:

/s/ Thomas J. Neri THOMAS J. NERI	/s/ William D. Heinz WILLIAM D. HEINZ
President and Chief Executive Officer	Jenner & Block LLP
Lawson Products, Inc.	Counsel for Lawson Products, Inc.

For the UNITED STATES OF AMERICA:

/s/ Patrick J. Fitzgerald PATRICK J. FITZGERALD	/s/ Brandon D. Fox BRANDON D. FOX
United States Attorney	NANCY MILLER
KRUTI TRIVEDI
Assistant United States Attorneys